Exhibit 99.6

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward– looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2015. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. © 2015 CHS Inc. DISCLOSURE STATEMENT

DAVID BIELENBERG Chairman of the Board “Commitment to Lead” © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

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COMMITMENT © 2015 CHS Inc.

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COMMITMENT © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

© 2015 CHS Inc.

• © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

2015 Income - $781 Million Returns-$534 Million 2015 2016 Returns - $519 Million © 2015 CHS Inc.

$2.8 Billion investment © 2015 CHS Inc.

Sole owner of refining operation © 2015 CHS Inc.

Your your company, future © 2015 CHS Inc.

© 2015 CHS Inc.

Perspective to complex Ailstseurensative vantage pSolnitds foundation © 2015 CHS Inc.

COMMITMENT © 2015 CHS Inc.

© 2015 CHS Inc.

“To avoid criticism, say nothing, do nothing, be nothiAnrgi.s”totl e © 2015 CHS Inc.

Return cash patronage while keeping a strong balance sheet © 2015 CHS Inc.

Passing unused portion of IRS company’s Section 199 production deduction –the DPAD – owners through to eligible © 2015 CHS Inc.

RETIREMENT OF NON-QUALIFIED EQUITY Non-qualified equity is managed the same as qualified equity © 2015 CHS Inc.

Create equity redemption equality between member cooperatives and individuals. Provide additional on-going value for younger generations of producers © 2015 CHS Inc.

© 2015 CHS Inc. PROPOSED AMENDMENTS

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

Member co-ops not 100% producer-membership can REMAIN members © 2015 CHS Inc.

Member co-ops not 100% producer-membership can REMAIN members Remove Capper-Volstead reference from our governance documents © 2015 CHS Inc.

Member co-ops not 100% producer-membership can REMAIN members Remove Capper-Volstead reference from More our governance documents establish flexibility to NON-MEMBER/ NON-VOTING patronage relationships Cleanupobsolete language and Bylaws references in Articles and © 2015 CHS Inc.

CHSneeds tosupport member cooperatives by allowing them togrow in ways that make sense for their individual markets and customers YES © 2015 CHS Inc.

© 2015 CHS Inc.

Sound governance Equity management Strategic directio © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

3·23 15 14,590 .. © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

$500 CHS Stewardship Grants [Intentionally [Intentionally [Intentionally [Intentionally Omitted] Omitted] Omitted] Omitted] © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

Welcome! © 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

© 2015 CHS Inc.

That’s That’s our our intent. charge. our That’s . © 2015 CHS Inc.

DISCLOSURE STATEMENT

This presentation and other CHS Inc. publicly available presentations contain, and CHS officers and representatives may from time to time make, “forward–looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Report Act of 1995. Forward–looking statements can be identified by words such as “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward–looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on CHS current beliefs, expectations and assumptions regarding the future of its businesses, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward–looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of CHS control. CHS actual results and financial condition may differ materially from those indicated in the forward–looking statements. Therefore, you should not rely on any of these forward–looking statements. Important factors that could cause CHS actual results and financial condition to differ materially from those indicated in the forward–looking statements are discussed or identified in CHS public filings made with the U.S. Securities and Exchange Commission, including in the "Risk Factors" discussion in Item 1A of CHS Annual Report on Form 10–K for the fiscal year ended August 31, 2015. Any forward–looking statements made by CHS in this presentation are based only on information currently available to CHS and speak only as of the date on which the statement is made. CHS undertakes no obligation to publicly update any forward–looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

COMMITMENT

2015 CHS Annual Meeting

CHS

DAVID BIELENBERG

Chairman of the Board

"Commitment to Lead"

COMMITMENT

CHS

COMMITMENT







COMMITMENT







COMMITMENT



COMMITMENT



102

COMMITMENT



COMMITMENT



COMMITMENT


FIRE/RESCUE 1118
TRACY

CHS

COMMITMENT



CHS

COMMITMENT


















CHS



2015 Income - $781 Million

2015 Returns- $534 Million

2016 Returns - $519 Million



$2.8 Billion investment



Sole owner of refining operation



Your company, your future


BUILD 2 HIGHLIGHTS
Steve Riege



- Perspective to complex issues
- Alternative vantage points
- Solid foundation

COMMITMENT






CHS
MOMENTUM
RESERVED SEATING FOR DELEGATES

“To avoid criticism, say nothing,
do nothing, be nothing.”

Aristotle

Return cash patronage while keeping a strong balance sheet

Passing unused portion of company's IRS Section 199 production deduction – the DPAD – through to eligible owners

RETIREMENT OF NON-QUALIFIED EQUITY

- Non-qualified equity is managed the same as qualified equity

Create **equity redemption equality** between member cooperatives and individuals.

Provide additional **on-going value** for younger generations of producers

PROPOSED AMENDMENTS



Resolution on Proposed Amendment to CHS Inc.
Articles of Incorporation

ARTICLE II.
Purposes and Powers

ARTICLE IV.
Membership and Authorized Capital Instruments



Resolution on Proposed Amendment to CHS Inc.
Bylaws

ARTICLE I.
Membership


CHS










WILD RIVERS

Member co-ops not 100% producer-membership can REMAIN members

- Member co-ops not 100% producer-membership can REMAIN members
- Remove Capper-Volstead reference from our governance documents

- Member co-ops not 100% producer-membership can REMAIN members
- Remove Capper-Volstead reference from our governance documents
- More flexibility to establish NON-MEMBER/ NON-VOTING patronage relationships
- Clean up obsolete language and references in Articles and Bylaws

CHS needs to support member cooperatives by allowing them to grow in ways that make sense for their individual markets and customers

YES



COMMITMENT



- Sound governance
- Equity management
- Strategic directio

CHS




HEARTLAND
8-2015
WE PACKED
5,866 Pounds


CHS
Farmer-owned with
global connections
3-23-15
Neighbor's Inc.
14,590 00
Fourteen thousand five hundred ninety and 00/100


LIVE UNITED
BANANAS
BANANAS




PORADA
FIRE & RESCUE


OUR HEROES
RCE FOU ION
OES.ORG
OLSON
HIRING
OUR
HIRINGOURHEROES.ORG
HIRING

CHS

$500 CHS Stewardship Grants

- [Intentionally Omitted]
- [Intentionally Omitted]
- [Intentionally Omitted]
- [Intentionally Omitted]






2014
CHAMPIONS








revenue
loyalty
innovation
productivity
retention
morale
output
As trust increases...
costs
problems
skepticism
attrition
@DavidHorsager




COMMITMENT
CHS
ome
ell, executive vice president, CHS Business Solutions




BUILDING RELEVANCE: IN OTHER WORDS...
f your business model is based on
his person, how relevant are you?
Times have changed; success
s about staying relevant





Welcome!

COMMITMENT

CHS














ACCORD



That's our intent.

That's our charge.

That's our

COMMITMENT.